UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 31, 2003

                                  NUTEK, INC.
              (Exact name of Registrant as specified in charter)


           Nevada                       0-29087            87-0374623
   (State or other jurisdiction       (Commission      (I.R.S. Employer
       of incorporation)               File Number)     Identification)

       6330 McLeod Drive, Suite 1, Las Vegas, NV               89120
        (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code:   (702) 262-2061

ITEM 5. OTHER ITEMS

On March 21, 2003, the Company, along with a number of individual shareholders, filed a federal lawsuit in the United States District Court, District of Nevada, Case No. CV-S-03-0321-JCM-RJJ, against Ameritrade Holding Corp.,
E*Trade Group Inc., Fidelity Brokerage Services LLC, Maxim Group LLC and Charles Schwab & Company Inc., for securities fraud, breach of contract, and negligence, among other claims. The plaintiffs sought (a) declaratory and injunctive relief, (b) including general, special and punitive financial damages, and (c) a jury trial.

Today,  the  plaintiffs  filed an amended complaint alleging securities  fraud;
common law fraud; conversion; negligence; breach of contract; breach of covenant of good faith and fair dealing; negligence based on knowledge of specific problems in the securities industry; bad faith conduct; deceptive trade practice; racketeering; interference with contracts; interference with prospective economic advantages; conversion; conspiracy; declaratory relief and injunctive relief. The amended complaint also added (a) fifteen (15) additional plaintiffs, bringing the total number of plaintiffs to twenty-five (25), and
(b) thirty (30) additional defendants, including twenty two (22) named individuals from the securities industry.

The twenty-five (25) plaintiff shareholders have collectively purchased in excess of 4,827,981 shares of Nutek Inc., for which physical delivery has been demanded. In addition to delivery of their physical share certificates, the plaintiffs are each seeking $10 million in general damages and $10 million in punitive damages, to be tripled under the RICO Act for the failed delivery of their shares and other misconduct.

The complete list of defendants in the amended complaint is as follows:

AMERITRADE, INC., a Nebraska corporation; E*TRADE GROUP, INC., a Delaware corporation; FIDELITY BROKERAGE SERVICES, LLC, a Delaware Limited Liability Company; MAXIM GROUP, LLC., a New York Limited Liability Company; CHARLES SCHWAB & CO., INC., a California Corporation; HARRIS INVESTOR SERVICES, LLC DBA HARRISDIRECT, a foreign limited liability company; SCOTTRADE, INC, a foreign corporation; SECURITIES AMERICA, INC. a foreign corporation; TD WATERHOUSE INVESTOR SERVICES INC., a foreign corporation; DEPOSITORY TRUST COMPANY, a New York Limited Purpose Trust Company; DEPOSITORY TRUST AND CLEARING CORPORATION, a New York corporation; NATIONAL SECURITIES CLEARING
CORPORATION, a foreign corporation; FIXED INCOME CLEARING CORPORATION, a foreign corporation; the twenty-two (22) individual defendants are the DTCC directors, and one former director. DOES 1 through 100, inclusive; and ROE CORPORATIONS 1 through 100, inclusive


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2003

                              NUTEK, INC.


                              By:
                              /s/ Murray N. Conradie
                              -------------------
                              Murray Conradie, President